THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln LifeGoalsSM

Supplement dated January 25, 2023 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2022

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Income Builder Portfolio (“Portfolio”). It is anticipated that this liquidation will occur on or about April 25, 2023. As a result, this fund will no longer be available as an investment option under your Policy on or about January 25, 2023.  If you have any questions, please consult your registered representative.

Please retain this Supplement for future reference.